Exhibit 10.5

EMBRAER LETTER AGREEMENT DCT-026/2003

INDEX

1 — START-UP TEAM

2	***

3.	***

4.	***

5 — SPARE PARTS CREDIT

6 — ADDITIONAL CUSTOMER SUPPORT PACKAGE

7	***

8	***

9 — ADDITIONAL ASSISTANCE AND SUPPORT

10 — MISCELLANEOUS

EXHIBIT:

“1” -

SPECIAL INSURANCE CLAUSES

“2” -	ADDITIONAL ASSISTANCE
“3” -	SUPPORT

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

LETTER AGREEMENT DCT-026/2003

This Letter Agreement DCT-026/2003 (“Agreement” or “Letter Agreement”) dated June 9, 2003 is an agreement between JetBlue Airways Corporation (“Buyer”) with its principal place of business at 118-29 Queens Boulevard, 5th floor - Forest Hills, NY 11375, and EMBRAER - Empresa Brasileira de Aeronáutica S.A. (“Embraer” or “Embraer-Brazil”), with its principal place of business at São José dos Campos, SP, Brazil (collectively the “Parties”), relating to Purchase Agreement DCT-025/2003 (the “Purchase Agreement”) dated as of June 9, 2003.

This Letter Agreement constitutes an amendment, supplement and modification of the Purchase Agreement as it sets forth additional agreements of the Parties with respect to the matters set forth therein. All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Letter Agreement and the Purchase Agreement, this Letter Agreement shall prevail.

WHEREAS:

a)                                      The Parties have entered into the Purchase Agreement, pursuant to, and subject to the terms and conditions of, which Buyer shall buy and Embraer shall sell one hundred (100) Firm Aircraft and up to one hundred (100) Option Aircraft.

b)                                     The Parties wish to set forth the additional agreements of the Parties with respect to certain matters related to the purchase of the above referenced Aircraft.

NOW, THEREFORE, for good and valuable consideration, the Parties agree as follows:

1 — START-UP TEAM

With respect to the Firm Aircraft, Embraer shall provide a start-up team to take place at the initial line operation of the first Aircraft, composed of the following individuals:

•   *** for *** days ***.

•   *** for *** days.

•   *** for *** days

•   *** for ***  days

•   *** for ***  days.

The sole purpose of these specialists is to advise and assist with Buyer’s certification proving runs and start-up operations of the Aircraft, making Buyer’s pilots and mechanics familiar with the operation and maintenance of the Aircraft.

Embraer shall at its sole criteria indicate the individuals that will compose the start-up team, and Embraer shall be able to replace at any time any of such individuals, provided that such individuals shall stay at Buyer’s facilities for a time period of at least ***  days. The start-up team is in addition to the pilot and mechanic training, and to the FSR specified in Article 2.3.2 of Attachment B to the Purchase Agreement.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Embraer personnel shall not be authorized to perform any direct flight or maintenance services on Buyer’s Aircraft. Without a previous written authorization from Embraer, an Embraer’s mechanic shall not perform any maintenance or handling activity on the Aircraft, or an Embraer’s pilot shall not perform any supervising training of Buyer’s pilots during regular flight operations of the Aircraft. In case Buyer obtains such previous authorization, Buyer shall include Embraer as additional insured in the Comprehensive Airline Liability insurance policies carried by Buyer, without recourse against Embraer for any failure, act or omission of Embraer’s pilots or mechanics while rendering the services set forth in this Paragraph, in such a manner as to cover any and all risks arising from or in any way connected with such services. Buyer shall also supply Embraer with a copy of the endorsements to the insurance policies above mentioned, in accordance with the clauses contained in Exhibit “1” to this Agreement, within twenty-four (24) hours prior to the date on which Pilots or Mechanics Assistance Service are to begin as indicated above. For the avoidance of doubt, the indemnity provided in Article 22 of the Purchase Agreement shall apply to the services set forth in this Section 1.

Embraer reserves the right to halt the services mentioned in this Section 1, should any of the following situations occur at Buyer’s base: a) there is a labor dispute or work stoppage in progress; b) war or war like operations, riots or insurrections; c) any conditions which is dangerous to the safety or health of Embraer’s employee; or d) the government of Buyer’s country refuses permission to Embraer’s employee to enter the country. Embraer shall resume the services mentioned in this Section 1 promptly after the above-described situation ceases.

At no charge to Embraer, Buyer shall provide the start-up team members with communication facilities (telephone, facsimile) as well as office space and facilities at Buyer’s main base, and Buyer shall also (a) arrange all necessary work permits and airport security clearances required for Embraer’s team members, to permit the accomplishment of the services mentioned in this Article 1, in due time; and (b) obtain all necessary custom clearances both to enter and depart from Buyer’s country for Embraer’s team members and their personal belongings and professional tools.

The start-up team members shall be allowed solely in those areas related to the subject matter hereof and Embraer agrees to hold harmless Buyer from and against all and any kind of liabilities in respect of such team members to the extent permitted by law, except as provided to the contrary in Article 2.3.2.i of Attachment B to the Purchase Agreement.

Buyer shall bear all incremental expenses related to the transportation, board & lodging of the Embraer personnel in the event such personnel is required to render the services provided for herein in any place other than Buyer’s main maintenance base, otherwise all costs of travel and accommodation for such personnel shall be borne by Embraer.

At no charge to Embraer, Buyer shall provide Embraer pilots with transportation means from/to Buyer operational base or airport where such pilots will render the services, so that the pilots can report to Buyer’s operation facilities or leave the airport in a timely manner according to the schedule of the flights they are engaged in.

2              ***

3.             ***

4.             ***

5 — SPARE PARTS CREDIT

Embraer will provide Buyer a spare parts credit of USD *** United States Dollars) per each of the Firm Aircraft effectively delivered to Buyer. Embraer shall issue such spare parts credits in Sao Jose dos Campos, SP, Brazil, ***.  *** shall be made available to Buyer *** prior to the Contractual Delivery Date of the *** Firm Aircraft. Each of *** shall be made available to Buyer ***. The spare parts credit shall be used by Buyer for the purchase of Embraer-made spare parts and ground support equipment from the Embraer - Brazil spare parts facility (except for engines, engine related parts and APU), on a mutually agreed delivery schedule.

To be eligible to utilize such credit, Buyer shall not be in default in respect of any payment that has become due and payable by Buyer to Embraer or an affiliate of Embraer (as per the terms of the relevant agreement or invoice).

These credits shall not be escalated and expire if not used within *** after being issued.

In the event that the Purchase Agreement is terminated with respect to any Firm Aircraft for any reason (and notwithstanding any provision of the Purchase Agreement to the contrary), Buyer shall ***.

6 — ADDITIONAL CUSTOMER SUPPORT PACKAGE

a.          Computer Basic Training (“CBT”): Embraer shall provide *** to Buyer one (1) EMBRAER 190 CBT courseware for *** transition training. Such courseware shall be licensed to Buyer as long as such courseware is used by Buyer for training its own personnel and is subject to Embraer and Buyer entering into a CBT license agreement within 2 months after execution of the Purchase Agreement. Revision service will be provided *** to Buyer for as long as Buyer ***. Buyer may use such license for internal training without any limitation of number of stations, but Buyer shall not be authorized to supply training to third parties.

All related training materials, such as *** training manual based on a standard aircraft configuration, shall also be provided to Buyer. Such material shall be similar to those received by the trainees in the classroom.

In case Buyer does not ***, Buyer shall be deemed to have ***.

The CBT Courseware is copyright-protected and any and all author rights, intellectual, commercial or industrial proprietary rights of whatever nature in the CBT Courseware are and shall at all times remain with Embraer. Buyer may not sub-license nor sell the complete CBT Courseware or parts thereof to third parties.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

b.         EMBRAER 190 Simulator Data Package: Embraer shall provide *** to Buyer one (1) EMBRAER 190 simulator data package (the “Sim Data Package”) ***, subject to the Parties entering into a Sim Data Package license agreement. Such Simulator Data Package shall be delivered by Embraer to Buyer within *** days following the Actual Delivery Date of Firm Aircraft ***. Such data shall be sufficient to enable Buyer to obtain FAA qualification of the simulator at level “D”, except for the items that are under Buyer’s/operator’s regulatory responsibility. Subject to the above, it shall be Buyer’s responsibility to obtain such qualification, at Buyer’s sole expense.

In the event that the Purchase Agreement is terminated with respect to any Firm Aircraft for any reason (and notwithstanding any provision of the Purchase Agreement to the contrary), Buyer shall ***.

It is understood that the Sim Data Package shall be used exclusively by Buyer to build its own EMBRAER 190 simulator, for its training purposes, and it shall not be sold, transferred, leased or assigned to any other party. In case Buyer does not ***, Buyer shall be deemed to have ***.

c.          Embraer-made parts for simulator: Embraer shall provide *** to Buyer *** of Embraer’s manufactured parts required to manufacturer an EMBRAER 190 simulator (“Sim Parts”) ***. Such Sim Parts shall be delivered by Embraer to Buyer within *** days following the Actual Delivery Date of Firm Aircraft ***. It is understood by the Parties that the Sim Parts shall be used exclusively by Buyer to build its own EMBRAER 190 simulator, for its training purposes, and it shall not be sold, transferred, leased or delivered to any other party. In case Buyer does not ***, Buyer shall be deemed to have ***.

In the event that the Purchase Agreement is terminated with respect to any Firm Aircraft for any reason (and notwithstanding any provision of the Purchase Agreement to the contrary), ***.

d.         Avionics Instruments Mock-Up Trainer: Embraer shall provide *** to Buyer and as soon as reasonably possible but no later than *** months after the first Aircraft Actual Delivery Date, *** EMBRAER 190 Mock-Ups Trainer to support pilot training.

The Mock-Up Trainer will represent the aircraft cockpit configuration in a 1:1 scale including the side consoles representation.

e.          EMBRAER 190 Cabin Trainer for Flight Attendants: Embraer shall provide ***  to Buyer and as soon as reasonably possible but no later than *** months after the *** Aircraft Actual Delivery Date, a EMBRAER 190 full scale cabin trainer (“Cabin Trainer”), composed of one fuselage section, including interior components, one or more doors (including overwing door, if it exists), if different types of doors exist, and galley, but excluding any fixtures and equipment which are classified as BFE for the actual Aircraft. The certification by FAA will be Buyer’s responsibility,

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

but Embraer shall manufacture the mock up in such a manner and shall provide Buyer with documentation support, as to enable Buyer to obtain such certification. In case Buyer does not *** Buyer shall be deemed to have ***.

f.            On-site Training: Embraer shall provide *** to Buyer, a maintenance training course at Buyer’s main maintenance base to up to *** of Buyer selected personnel. These trainees shall be trained *** by Embraer or it’s designated training provider. The Training will be conducted according to a standard training syllabus which will be provided by Embraer or its designated training provider and any additional training request shall be discussed and agreed by Embraer and Buyer.

g.         Engineering Services: Embraer shall provide remote technical and engineering support services, twenty-four (24) hours a day and seven (7) days a week, for airframe and systems. This service may be accessed by phone, fax and e-mail at the main facilities of Embraer and is designed to support daily operations of the aircraft by Buyer by assisting Buyer with the identification and investigation of the causes of in-services issues and during AOG situations, as required. This service shall be provided *** Buyer within such scope and shall be available to Buyer until ***. Technical and engineering support is also available to assist Buyer in performing minor structural repairs on the Aircraft, such as dents, abrasions, scrapes and similar damages during normal operations, or caused by ground handling personnel and vehicles while servicing the Aircraft on ground. Such assistance consists of the analysis of damage reports submitted by Buyer, preparation of instructions for repair in accordance with structural repair standard of Embraer. This support is provided *** Buyer, up to ***.

h.         Account Manager: Embraer shall assign an Account Manager to support Buyer shortly after execution of the Purchase Agreement. The Account Manager will be responsible for coordinating all product support related actions of Embraer to assure a smooth aircraft introduction into service and, thereafter, for concentrating and addressing all issues concerning the operation of the Aircraft by Buyer. A team composed of the Technical Representative, one regional spare parts representative and a regional field engineer shall support the assigned Account Manager.

i.             ***.

7              ***

8              ***

9 — ADDITIONAL ASSISTANCE AND SUPPORT

Terms and conditions of certain additional assistance and support are provided in Exhibits 2 and 3.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Embraer agrees to cooperate in good faith with Buyer in Buyer’s efforts to *** provided that this obligation shall not increase Embraer’s *** and shall be subject at all times to Embraer’s other obligations hereunder ***.

10 — MISCELLANEOUS

The provisions of Articles 18 (Applicable Law), 19 (Jurisdiction), 22 (Notices), 23 (Confidentiality), 25 (Severability), 26 (Non-Waiver), 28 (Negotiated Agreement), and 29 (Counterparts) of the Purchase Agreement are hereby incorporated by reference.

[Signature page follows.]

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

EMBRAER - EMPRESA BRASILEIRA DE AERONÁUTICA S.A.	JETBLUE AIRWAYS CORPORATION

By:	By:
Name:	Name:
Title:	Title:

By:
Name:
Title:

Date:	Date:
Place:	Place:
Witnesses:

Name:	Name:
ID:	ID:

EXHIBIT “1” TO LETTER AGREEMENT DCT-026/2003
INSURANCE SPECIAL CLAUSES

Buyer shall include the following endorsements in its Hull and Comprehensive Airline Liability insurance policies:

1.               Hull All Risks Policy, including War, Hi-jacking and Other Perils.

“It is hereby understood and agreed that Insurers agree to waive rights of subrogation against Embraer with regard to the insured Aircraft.

This endorsement shall not operate to prejudice Insurer’s rights of recourse against Embraer - Empresa Brasileira de Aeronáutica S.A. as manufacturer, repairer, supplier or servicing agent where such right of recourse would have existed had this endorsement not been effected under this Policy.”

2.               Comprehensive Airline Liability Policy, based on the AVN53 - Additional Insured Endorsement

“It is hereby understood and agreed that Embraer - Empresa Brasileira de Aeronáutica S.A. including any business entity owned by or subsidiaries to Embraer, and all partners, executive officers, employees and stock holders, are added as Additional Insureds only with respect to the operation of the Aircraft by the Named Insured.

This endorsement does not provide coverage for any Additional Insured with respect to claims arising out of its legal liability as manufacturer, repairer, supplier or servicing agent and shall not operate to prejudice Insurer’s right of recourse against any Additional Insured as manufacturer, repairer, supplier or servicing agent.”

3.               Notwithstanding anything to the contrary as specified in the Policy or any endorsement thereof, the coverages stated in paragraphs 1 and 2 above, shall not be cancelled or modified by the Insurer, without 48 hours advance written notice to Embraer to such effect.

This Endorsement attaches to and forms part of Policy No.                              , and is effective from the        day of          , 200   .

“

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EXHIBIT “2” TO LETTER AGREEMENT DCT-026/2003
ADDITIONAL ASSISTANCE

***

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1

EXHIBIT “3” TO LETTER AGREEMENT DCT-026/2003
SUPPORT

***

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1